Exhibit 99.1


                            CERTIFICATION PURSUANT TO
                               18 U.S.C. ss. 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



         In connection with the Quarterly Report of Reserve Bancorp, Inc. (the "Company") on Form 10-QSB for the quarter ended March 31, 2003 (the "Report") as filed with the Securities and Exchange Commission, we, Richard A. Sinewe, President, and Robert B. Kastan, Treasurer/Controller, certify, pursuant to 18 U.S.C. '1350, as adopted pursuant to '906 of the Sarbanes-Oxley Act of 2002, that:

         (1) The Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.





/s/ Richard A. Sinewe                      /s/ Robert B. Kastan
--------------------------------           --------------------------------
Richard A. Sinewe                          Robert B. Kastan
President                                  Treasurer/Controller
(Principal Executive Officer)              (Principal Financial and
                                            Accounting Officer)



May 14, 2003